SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  August 20, 2002

Credit Suisse First Boston Mortgage Securities Corp.,

Home Equity Asset Trust 2002-1, Home Equity Pass-Through Certificates, Series 2002-1

      CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

(Exact name of registrant as specified in its charter)

Delaware	333-77054	13-3320910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue
                            New York, New York 10010

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 5.

Other Events.

Credit Suisse First Boston Mortgage Securities Corp. (the “Company”) entered into a Pooling and Servicing Agreement dated as of June 1, 2002 (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), Olympus Servicing, L.P., as a servicer (in such capacity, a “Servicer”) and the special servicer (in such capacity, the “Special Servicer”), Ocwen Federal Bank FSB, as a servicer (in such capacity, a “Servicer”), Fairbanks Capital Corp., as a servicer (in such capacity a “Servicer”) and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”) providing for the issuance of the Home Equity Asset Trust 2002-1, Home Equity Pass-Through Certificates, Series 2002-1.  The Certificates were issued on June 27, 2002.  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

The Pooling and Servicing Agreement dated as of June 1, 2002, by and among the Company, the Seller, the Servicers, the Special Servicer and the Trustee.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on August 20, 2002.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By:       /s/ Helaine Hebble

Name: Helaine Hebble

Title:   Vice President

Exhibit Index

Exhibit

Page

99.1

Pooling and Servicing Agreement dated as of June 1, 2002,

5

by and among the Company, the Seller, the Servicers,

the Special Servicer and the Trustee.

EXHIBIT 99.1